                                    EXHIBIT 2.4

COMMON STOCK                                                   COMMON STOCK

                                       [LOGO]

INCORPORATED UNDER THE LAWS        PAULA FINANCIAL          SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                 CERTAIN DEFINITIONS

                                                           CUSIP 703588 10 3
THIS CERTIFIES THAT






 is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                                 PAULA FINANCIAL
transable on the book of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate property endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

  /s/ Bradley K. Sernin                [SEAL]              /s/ Jeffrey Snider
------------------------                                  ---------------------
      SECRETARY                                                  PRESIDENT

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                              EXHIBIT 2.4 (CONTINUED)

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM -- as tenants in common                  UNIF GIFT MN ACT--           Custodian
TEN ENT -- as tenants by the entireties                             ----------           -----------
JT TEN  -- as joint tenants with right                                (Cust)               (Minor)
           survivorship and not as tenants                          under Uniform Gifts to Minors
           in common
                                                                    Act ----------------------------

                                                  UNIF TRF MIN ACT--          Custodian (until age         )
                                                                    ----------                   ---------
                                                                      (Cust)

                                                                    ---------- under Uniform Transfers
                                                                      (Minor)
                                                                    to Minors Act
                                                                                 ----------------------
                                                                                         (State)

         ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.


FOR VALUE RECEIVED,                                      hereby sell, assign
                   --------------------------------------
and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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---------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

Dated
      ------------------------------

                                          X
                                            -----------------------------------
                                          X
                                            -----------------------------------
                                            THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S)
                               NOTICE:      AS WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT
                                            OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED



BY
  -----------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS STOCKHOLDERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULES 17Ad-15